Exhibit 99.1

May 4, 2023

Holly Energy Partners, L.P. Acknowledges HF Sinclair Corporation’s Proposal to Acquire its Outstanding Common Units

DALLAS — (BUSINESS WIRE) — Holly Energy Partners, L.P. (NYSE: HEP) (the “Partnership” or “HEP”) announced today that it has received a non-binding proposal letter from HF Sinclair Corporation (NYSE: DINO) (“HF Sinclair”) to acquire all of the outstanding common units (“Common Units”) of HEP not beneficially owned by HF Sinclair or its affiliates in exchange for shares of common stock, par value $0.01 per share (“Common Stock”), of HF Sinclair. Under the proposal, HF Sinclair proposes to effect the transaction at a fixed exchange ratio of 0.3714 newly issued shares of Common Stock per each publicly held Common Unit, which was derived using the 30-day volume weighted average prices for each security as of market close on May 3, 2023 (the “Proposed HF Sinclair Transaction”).

The proposal has been made to the board of directors of the ultimate general partner of HEP (the “Board”). It is anticipated that the Board will authorize the Conflicts Committee of the Board (the “Conflicts Committee”), which is comprised of independent members of the Board, to review, evaluate and negotiate the Proposed HF Sinclair Transaction. The Proposed HF Sinclair Transaction is subject to the negotiation and execution of a definitive agreement. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated.

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains various “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. When used in this press release, words such as “anticipate,” “project,” “expect,” “will,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations or the Proposed HF Sinclair Transaction are intended to identify forward-looking statements. These forward-looking statements are based on our beliefs and assumptions and those of our general partner using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission (the “SEC”). Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give assurance that our expectations will prove to be correct. All statements concerning our expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to:

•

the negotiation and execution, and the terms and conditions, of a definitive agreement relating to the Proposed HF Sinclair Transaction and the ability of HF Sinclair or HEP to enter into or consummate such agreement;

•	the risk that the Proposed HF Sinclair Transaction does not occur;

•	negative effects from the pendency of the Proposed HF Sinclair Transaction;

•	failure to obtain the required approvals for the Proposed HF Sinclair Transaction;

•	the time required to consummate the Proposed HF Sinclair Transaction;

•	the focus of management time and attention on the Proposed HF Sinclair Transaction and other disruptions arising from the Proposed HF Sinclair Transaction;

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the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand and increasing societal expectations that companies address climate change;

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risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units;

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the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts;

•	the demand for refined petroleum products in the markets we serve;

•	our ability to purchase operations and integrate the operations we have acquired or may acquire, including the acquired Sinclair Transportation Company LLC business;

•	our ability to complete previously announced or contemplated acquisitions;

•	the availability and cost of additional debt and equity financing;

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the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting our operations, terminal facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of our suppliers, customers, or third-party providers or lower gross margins due to the economic impact of the COVID-19 pandemic, inflation and labor costs, and any potential asset impairments resulting from or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions;

•

the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic and increases in interest rates;

•	delay by government authorities in issuing permits necessary for our business or our capital projects;

•	our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects;

•	the possibility of terrorist or cyberattacks and the consequences of any such attacks;

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uncertainty regarding the effects and duration of global hostilities, including the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict our ability to raise capital;

•	general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation;

•	the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and

•	other financial, operational and legal risks and uncertainties detailed from time to time in our SEC filings.

About Holly Energy Partners, L.P.:

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation. HEP, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude pipelines, tankage and terminals in Colorado, Idaho, Iowa, Kansas, Missouri, Nevada, New Mexico, Oklahoma, Texas, Utah, Washington and Wyoming, as well as refinery processing units in Kansas and Utah.

Additional Information and Where You Can Find It

This release does not constitute a solicitation of any vote or approval with respect to the Proposed HF Sinclair Transaction. This release relates to a proposed business combination between HF Sinclair and HEP. In connection with the Proposed HF Sinclair Transaction, subject to further developments and if a transaction is agreed, HF Sinclair and HEP expect to file a proxy statement and other documents with the SEC. INVESTORS AND SECURITYHOLDERS OF HF SINCLAIR AND HEP ARE ADVISED TO CAREFULLY READ ANY PROXY STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED HF SINCLAIR TRANSACTION, THE PARTIES TO THE PROPOSED HF SINCLAIR TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED HF SINCLAIR TRANSACTION. Any definitive proxy statement, if and when available, will be sent to securityholders of HF Sinclair and HEP relating to the Proposed HF Sinclair Transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by HF Sinclair or HEP with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from HF Sinclair’s website at www.hfsinclair.com under the Investor Relations tab or from HEP’s website at www.hollyenergy.com on the Investors page.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

HF Sinclair, HEP and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the Proposed HF Sinclair Transaction. Information about these persons is set forth in HF Sinclair’s proxy statement relating to its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2023; HF Sinclair’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023; HEP’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the proxy statement and other relevant documents regarding the Proposed HF Sinclair Transaction (if and when available), which may be filed with the SEC.

Holly Energy Partners, L.P.

Craig Biery, 214-954-6510

Vice President, Investor Relations

or

Trey Schonter, 214-954-6510

Manager, Investor Relations